SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 29, 2009

THE PARKVIEW GROUP, INC.

(Exact name of registrant as specified in Charter)

Delaware	000-53491	65-0918608

(State or other Jurisdiction of	(Commission file no.)	(IRS employer
incorporation)		identification no.)

21301 Powerline Road, Suite 103, Boca Raton, FL		33433

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:

(561) 789-4162

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with our financial statements and the related notes that appear elsewhere in this report.

Item 8.01	Other Events.

The Registrant has secured four (4) new consulting client accounts, entering into separate consulting services agreements made in the ordinary course of our business, with each engagement to take effect on August 1st 2009. In each case, we have agreed to undertake and provide management consulting services which may include, but will not necessarily be limited to, client corporate financing activities, client marketing planning, client assistance with negotiation of contracts and recommendations with respect to the client’s retention of legal, accounting and other professional services needed. In exchange for our agreement to provide our consulting services to the respective clients, we will receive a monthly non-refundable retainer from each client and will bill them for our specific services as rendered, on an hourly basis.

On July 21st 2009, we entered into a consulting services agreement with Wrol-Up Shutters and Shades, Inc. Wrol-Up manufactures, markets and installs storm shutters and shades.

On July 23rd 2009, we entered into a consulting services agreement with Vault Metals, Inc. Vault Metals trades precious metals.

On July 28th 2009, we entered into a consulting services agreement with Atlantic Medical Solutions, LLC. Medical Solutions markets medical products.

On July 29th 2009, we entered into a consulting services agreement with 3GFI, LLC. 3GFI markets commercial loans.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

10.1	Consulting Agreement with 3GFI, LLC.
10.2	Consulting Agreement with Wrol-Up Shutters & Shades, Inc.
10.3	Consulting Agreement with Gold Vault Metals, Inc.
10.4	Consulting Agreement with Atlantic Medical Solutions, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on current Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

THE PARKVIEW GROUP, INC.

	By:	/s/ Richard B. Frost

Richard B. Frost, Chief Executive Officer

Dated: July 29, 2009